WELLS FARGO FUNDS TRUST

Specialized Health Sciences Fund

Class A, Class B and Class C

Supplement dated November 13, 2001 to the

Prospectus dated February 1, 2001, and Supplemented May 17, 2001, August 27, 2001, August 31, 2001, and September 10, 2001, and to the stand-alone Prospectus dated February 1, 2001

Effective November 3, 2001, Faraz Naqvi, M.D. resigned as a portfolio manager for the day-to-day management of the Specialized Health Sciences Fund. Michael Dauchot, M.D., who has managed the Fund with Dr. Naqvi since its inception, continues as portfolio manager for the Fund.